Flat Rock Opportunity Fund	Schedule of Investments
September 30, 2022(Unaudited)

	Rate	Maturity	Principal Amount	Value
COLLATERALIZED LOAN OBLIGATIONS EQUITY(a)(b)(c)(d)(e)- 126.79%
Allegro CLO XIV, Ltd., Subordinated Notes	15.62%(f)	10/15/2034	$9,000,000	$5,693,208
ALM 2020, Ltd., Subordinated Notes	2.19%(f)	10/15/2029	8,000,000	3,939,769
Ares LIX CLO, Ltd., Subordinated Notes	16.00%(f)	04/25/2034	8,000,000	6,077,494
Bain Capital Credit CLO 2021-3, Ltd., Subordinated Notes	13.29%(f)	07/24/2034	8,000,000	5,384,938
Bain Capital Credit CLO 2021-3A, Ltd., Subordinated Notes Side Letter	14.08%(f)	07/24/2034	300,000	273,719
Barings Middle Market CLO Ltd 2021-I, Class SUB2	16.60%(f)	07/20/2033	3,240,000	3,075,029
Benefit Street Partners CLO XXV, Ltd., Subordinated Notes	14.35%(f)	01/15/2035	9,246,257	6,336,896
BlackRock Baker CLO 2021-1, Ltd., Class VDN	23.08%(f)	01/15/2034	7,347,140	2,662,449
BlackRock Elbert CLO V LLC, Subordinated Notes	13.99%(f)	06/15/2034	6,500,000	5,712,929
BlackRock Maroon Bells CLO XI LLC, Subordinated Notes	22.37%(f)	10/15/2034	7,643,312	3,076,433
Brightwood CLO Warehouse(g)	14.90%(f)	12/31/2032	23,125,000	23,125,000
Churchill Middle Market CLO III, Ltd., Subordinated Notes	15.67%(f)	10/24/2033	21,500,000	18,680,953
Churchill Middle Market CLO IV, Ltd., Subordinated Notes	14.43%(f)	01/23/2032	7,000,000	4,477,612
Dryden 33 Senior Loan Fund, Subordinated Notes	0.00%(f)	04/15/2029	10,000,000	73,000
Dryden 76 CLO, Ltd., Subordinated Notes	14.14%(f)	10/20/2034	11,300,000	7,601,133
Dryden 92 CLO, Ltd., Subordinated Notes	12.96%(f)	11/20/2034	10,000,000	7,267,952
Great Lakes CLO 2014-1, Ltd., Subordinated Notes	14.08%(f)	10/15/2029	26,740,000	15,076,314
KKR CLO 31, Ltd., Subordinated Notes	17.42%(f)	04/20/2034	6,000,000	4,361,955
LCM 32, Ltd., Subordinated Notes	13.69%(f)	07/20/2034	6,000,000	3,867,514
LCM 34, Ltd., Income Notes	13.65%(f)	10/20/2034	8,696,000	5,588,105
LCM 34, Ltd., Subordinated Notes, Class SUB2	15.02%(f)	10/20/2034	659,110	90,331
Maranon Loan Funding 2021-3, Ltd., Subordinated Notes	22.89%(f)	01/15/2034	10,000,000	3,021,746
Marble Point CLO XVIII, Ltd., Income Notes	14.09%(f)	10/15/2034	5,000,000	3,060,674
Marble Point CLO XX, Ltd., Income Notes	12.78%(f)	04/23/2034	6,000,000	3,329,051
Meadowvest CLO Warehouse(g)	0.00%(f)	12/31/2023	9,176,471	9,176,471
New Mountain CLO 1, Ltd., Subordinated Notes	14.17%(f)	10/15/2034	10,520,364	8,013,572
Oaktree CLO 2019-2, Ltd., Subordinated Notes	23.11%(f)	04/15/2031	5,000,000	2,178,451
Oaktree CLO 2019-4, Ltd., Subordinated Notes	15.21%(f)	10/20/2032	9,000,000	5,063,287
OCP CLO 2020-20, Ltd., Subordinated Notes	17.55%(f)	10/09/2033	6,000,000	4,302,290
Regatta Echo CLO Warehouse(g)	20.00%(f)	5/12/2024	6,250,000	6,250,000
Sixth Street CLO XXI, Ltd., Subordinated Notes	0.00%(f)	10/15/2035	2,500,000	2,092,750
Symphony XXX, Ltd. CLO(g)	20.28%(f)	7/19/2024	8,796,732	8,796,732
TCP Whitney CLO, Ltd., Subordinated Notes	19.94%(f)	08/20/2033	11,500,000	7,854,244

Flat Rock Opportunity Fund	Schedule of Investments
September 30, 2022(Unaudited)

	Rate	Maturity	Principal Amount	Value
TCP Whitney CLO, Ltd., Subordinated Notes, Class SUB2	15.64%(f)	08/20/2033	$3,575,762	$2,838,150
TCW CLO 2021-2, Ltd., Income Notes	15.91%(f)	07/25/2034	7,000,000	4,291,844
TCW CLO 2021-2, Ltd., Subordinated Notes	15.85%(f)	07/25/2034	8,125,000	4,981,872
Voya CLO 2021-1, Ltd., Income Notes	14.79%(f)	07/15/2034	6,960,000	5,263,622
Voya CLO 2022-1, Ltd., Subordinated Notes	14.33%(f)	04/20/2035	8,000,000	7,099,848
Woodmont 2022-9 Trust, Subordinated Notes	17.27%(f)	04/25/2034	17,155,000	17,155,000

TOTAL COLLATERALIZED LOAN OBLIGATIONS EQUITY
(Cost $261,012,735)				$237,212,337

COLLATERALIZED LOAN OBLIGATIONS DEBT(b)(c)(d)(e)- 20.85%
BlackRock Baker CLO 2021-1, Ltd., Class E	3M US L + 8.00%	01/15/2034	4,323,507	3,819,341
Maranon Loan Funding 2021-3, Ltd., Class E	3M US L + 8.00%	01/15/2034	6,100,000	5,118,055
Monroe Capital MML CLO 2017-1, Ltd., Class E	3M US L + 7.35%	04/22/2029	2,490,000	2,285,947
Monroe Capital MML CLO IX, Ltd., Class E	3M US L + 8.70%	10/22/2031	1,625,000	1,488,713
Monroe Capital MML CLO VII, Ltd., Class E	3M US L + 7.25%	11/22/2030	10,000,000	8,866,432
Monroe Capital Mml Clo XII, Ltd., Class E	3M US L + 7.85%	09/14/2033	2,000,000	1,639,617
Monroe Capital MML CLO XIV LLC, Class E	3M US SOFR + 10.02%	10/24/2034	6,000,000	5,580,000
Mount Logan Funding 2018-1 LP, Class ER	3M US L + 8.46%	01/22/2033	4,250,000	3,730,721
NewStar Fairfield Fund CLO, Ltd., Class DN	3M US L + 7.38%	04/20/2030	3,000,000	2,605,884
Sound Point CLO XVI, Ltd., Class E	3M US L + 6.10%	07/25/2030	5,450,000	3,869,500

TOTAL COLLATERALIZED LOAN OBLIGATIONS DEBT
(Cost $41,435,237)				$39,004,210

Flat Rock Opportunity Fund	Schedule of Investments
September 30, 2022(Unaudited)

	Rate	Shares	Value
SHORT TERM INVESTMENTS(b) - 3.85%
Money Market Fund - 3.85%
First American Government Obligations Fund	(7 Day Yield 2.74%)	7,199,940	$7,199,940

TOTAL SHORT TERM INVESTMENTS
(Cost $7,199,940)			$7,199,940

TOTAL INVESTMENTS - 151.48%
(Cost $309,647,912)			$283,416,487
LIABILITIES IN EXCESS OF OTHER ASSETS - (51.48)%			(96,328,325)
NET ASSETS - 100.00%			$187,088,162

(a)	Collateralized Loan Obligations (“CLO”) equity positions are entitled to recurring distributions which are generally equal to the remaining cash flow of payments made by underlying securities less contractual payments to debt holders and fund expenses. The effective yield is estimated based upon the current projection of the amount and timing of these recurring distributions in addition to the estimated amount of terminal principal payment. Effective yields for the CLO equity positions are updated generally once a quarter or on a transaction such as an add-on purchase, refinancing or reset. The estimated yield and investment cost may ultimately not be realized. Total fair value of the securities is $237,212,337, which represents 126.79% of net assets as of September 30, 2022.
(b)	All or a portion of the security has been pledged as collateral in connection with the credit facility with certain funds and accounts managed by Eagle Point Credit Management, LLC (the "Credit Facility"). At September 30, 2022, the value of securities pledged amounted to $283,416,487, which represents approximately 151.49% of net assets.
(c)	Variable rate investment. Interest rates reset periodically. Interest rate shown reflects the rate in effect at September 30, 2022. For securities based on a published reference rate and spread, the reference rate and spread are included in the description above.
(d)	The level 3 assets were a result of unavailable quoted prices from an active market or the unavailability of other significant observable inputs.
(e)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities are not restricted and may normally be sold to qualified institutional buyers in transactions exempt from registration. Total fair value of Rule 144A securities amounts to $276,216,547, which represents 147.64% of net assets as of September 30, 2022.
(f)	Estimated yield.
(g)	Positions represent investments in a warehouse facility, which is a financing structure intended to aggregate loans that may be used to form the basis of a CLO position.

Investment Abbreviations:
LIBOR - London Interbank Offered Rate

Reference Rates:
3M US L - 3 Month LIBOR as of September 30, 2022 was 3.75%
3M US SOFR - 3 Month Secured Overnight Financing Rate as of September 30, 2022 was 2.13%

See Notes to Quarterly Schedule of Investments.

Flat Rock Opportunity Fund

Notes to Quarterly Schedule of Investments

September 30, 2022 (Unaudited)

1. ORGANIZATION

Flat Rock Opportunity Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) as a non-diversified, closed-end management investment company. The shares of beneficial interest of the Fund (the "Shares") are continuously offered under Rule 415 under the Securities Act of 1933, as amended (the "Securities Act"). The Fund operates as an interval fund pursuant to Rule 23c-3 under the 1940 Act, and has adopted a fundamental policy to conduct quarterly repurchase offers at net asset value (“NAV”).

The Fund’s investment objective is to generate current income and, as a secondary objective, long-term capital appreciation.

The Fund was incorporated as a Delaware statutory trust on February 12, 2018 pursuant to a Declaration of Trust governed by and interpreted in accordance with the laws of the State of Delaware. The Fund had no operations from that date to July 2, 2018, other than those related to organizational matters and the registration of its shares under applicable securities laws.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund is an investment company under U.S. GAAP and follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services - Investment Companies and Accounting Standards Update (“ASU”) 2013-08.

Use of Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of increases and decreases in net assets from operations during the period. Actual results could differ from these estimates.

Security Valuation: The Fund records its investments at fair value, which is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques used to determine fair value are further described below. The Fund determines the NAV of its shares daily, on each day that the New York Stock Exchange (“NYSE”) is open for business, as of the close of regular trading (normally, 4:00 p.m., Eastern time).

Equity securities for which market quotations are available are generally valued at the last sale price or official closing price on the primary market or exchange on which they trade.

Short-term debt securities having a remaining maturity of 60 days or less when purchased are valued at cost adjusted for amortization of premiums and accretion of discounts, which approximates fair value.

The Fund’s Board of Trustees (the “Board”) is responsible for the valuation of the Fund’s portfolio investments for which market quotations are not readily available, as determined in good faith pursuant to the Fund’s valuation policy and consistently applied valuation process. The Board has delegated day-to-day responsibility for implementing the portfolio valuation process set forth in the valuation policy to the Flat Rock Global, LLC (the “Adviser”).

If market quotations are not readily available, securities or other assets will be valued at their fair market value as determined using the “fair value” procedures approved by the Board. In these cases, the Fund’s NAV will reflect certain portfolio investment’s fair value rather than their market price. Fair value pricing involves subjective judgments and it is possible that the fair value determined for an investment may be materially different than the value that could be realized upon the sale of that investment. The fair value prices can differ from market prices when they become available or when a price becomes available.

The Fund primarily invests in junior debt or equity tranches of collateralized loan obligations (“CLOs”). In valuing such investments, the Adviser considers the indicative prices provided by a recognized industry pricing service as a primary source for its CLO debt and equity positions, and the implied yield of such prices, supplemented by actual trades executed in the market at or around period-end, as well as the indicative prices provided by the broker who arranges transactions in such investment vehicles.

Additional factors include any available information on other relevant transactions, including firm bids and offers in the market and information resulting from bids-wanted-in-competition. In addition, the Adviser considers the operating metrics of the specific investment vehicle, including compliance with collateralization tests, defaulted and restructured securities, payment defaults, if any, and covenant cushions. In periods of illiquidity and volatility, the Adviser may rely more heavily on other qualities and metrics, including, but not limited to, the collateral manager, time left in the reinvestment period, and expected cash flows and overcollateralization ratios.

All available information, including non-binding indicative bids which may not be considered reliable, typically will be considered by the Adviser in making its fair value determinations. In some instances, there may be limited trading activity in a security even though the market for the security is considered not active. In such cases the Adviser will consider the number of trades, the size and timing of each trade, and other circumstances around such trades, to the extent such information is available. The Adviser expects to evaluate the impact of valuation reports from third-party valuation firms and factor them into its consideration of fair value.

The Fund may also invest directly in Senior Loans (either in the primary or secondary markets). Certain of the Senior Loans held by the Fund will be broadly syndicated loans. Broadly syndicated loans will be valued by using readily available market quotations or another commercially reasonable method selected by an independent, third party pricing service or by using broker quotations.

For each Senior Loan where market quotations are not readily available, the Fund will obtain a valuation from a third-party valuation firm each quarter when it receives financial updates from portfolio companies. For the period before a Senior Loan begins providing quarterly financial updates, the Senior Loan’s fair value will be listed as the cost at which the Fund purchased the Senior Loan. Valuations will be updated whenever material information is received from portfolio companies. As a proxy for discount rates and market comparables, the Adviser will look to the S&P/LSTA U.S. Leveraged Loan 100 Index (the “LSTA Index”) for significant price movements. The LSTA Index is a market value-weighted index designed to track the performance of the U.S. leveraged loan market based upon market weightings, spreads, and interest payments. The LSTA Index is comprised of senior secured loans denominated in U.S. dollars that meet certain selection criteria. Following the completion date of the most recent valuation, in each instance in which the LSTA index increases or decreases by an increment of 1% or -1%, the Adviser will adjust the value of the Senior Loan by 20% of the LSTA Index change, rounded to the most recently surpassed 1% or -1% increment. For example, if the LSTA Index trades down or up by 5.3%, then the Adviser will adjust the value of the Senior Loans by 1% to mirror the LSTA Index (calculated as 5% multiplied by 20%). Subsequently, it the LSTA Index further moves such that there is a cumulative change of 6% since the completion date of the most recent valuation, then the Adviser will further adjust the value based on the aforementioned methodology.

In addition, the values of the Fund’s Senior Loans are adjusted daily based on the estimated total return that the asset will generate during the current quarter. The Adviser will monitor these estimates daily and update them as necessary if macro or individual changes warrant any adjustments. To the extent adjustments are necessary, the Senior Loans may be valued based on prices supplied by a pricing agent(s), based on broker or dealer supplied valuations, based on model pricing, or based on matrix pricing, which is a method of valuing securities or other assets by reference to the value of other securities or other assets with similar characteristics, such as rating, interest rate and maturity. Each quarter, each Senior Loan’s value is adjusted based on the actual income and appreciation or depreciation realized by such loan after its most recent quarterly valuations and income are reported. The Fund’s Senior Loans are valued without accrued interest, and accrued interest is reported as income in the Fund’s statement of operations.

The fair value of securities may be difficult to determine and thus judgment plays a greater role in the valuation process. The fair valuation methodology may include or consider the following guidelines, as appropriate: (1) evaluation of all relevant factors, including but not limited to, pricing history, current market level and supply and demand of the respective security; (2) comparison to the values and current pricing of securities that have comparable characteristics; (3) knowledge of historical market information with respect to the security; and (4) other factors relevant to the security which would include, but not be limited to, duration, yield, fundamental analytical data, the U.S. Treasury yield curve and credit quality.

Securities Transactions and Investment Income: Investment security transactions are accounted for on a trade date basis. Dividend income is recorded on the ex-dividend date. Discounts and premiums on securities purchased are amortized or accreted using the effective interest method. Realized gains and losses from securities transactions and unrealized appreciation and depreciation of securities are determined using the identified cost basis method for financial reporting purposes. Interest income from investments in the “equity” class of collateralized loan obligation (“CLO”) funds will be recorded based upon an estimate of an effective yield to expected maturity utilizing assumed cash flows in accordance with FASB ASC 325-40, Beneficial Interests in Securitized Financials Assets.

3. FAIR VALUE MEASUREMENTS

The Fund utilizes various inputs to measure the fair value of its investments. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 - Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access at the measurement date.

Level 2 - Significant observable inputs (including quoted prices for the identical instrument on an inactive market, quoted prices for similar instruments, interest rates, prepayment spreads, credit risk, yield curves, default rates and similar data).

Level 3 - Significant unobservable inputs (including the Fund's own assumptions in determining the fair value of the investments) to the extent relevant observable inputs are not available, for the asset or liability at the measurement date.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes the inputs used to value the Fund's investments under the fair value hierarchy levels as of September 30, 2022:

Investments in Securities at Value	Level 1 – Quoted Prices	Level 2 – Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Collateralized Loan Obligations Equity	$–	$–	$237,212,337	$237,212,337
Collateralized Loan Obligations Debt	–	–	39,004,210	39,004,210
Short Term Investments	7,199,940	–	–	7,199,940
Total	$7,199,940	$–	$276,216,547	$283,416,487

The following is a reconciliation of the fair value of investments for which the Fund has used Level 3 unobservable inputs in determining fair value as of September 30, 2022:

	Collateralized Loan Obligations Equity	Collateralized Loan Obligations Debt	Total
Balance as of December 31, 2021	$192,608,658	$13,278,278	$205,886,936
Accrued discount/ premium	(10,200,006)	224,352	(9,975,654)
Realized Gain/(Loss)	-	-	-
Change in Unrealized Appreciation/(Depreciation)	(28,626,165)	(2,515,356)	(31,141,521)
Purchases	114,464,576	28,016,936	142,481,512
Sales Proceeds	(31,034,726)	-	(31,034,726)
Transfer into Level 3	-	-	-
Transfer out of Level 3	-	-	-
Balance as of September 30, 2022	$237,212,337	$39,004,210	$276,216,547
Net change in unrealized appreciation/(depreciation) attributable to Level 3 investments held at September 30, 2022	$(28,626,165)	$(2,515,356)	$(31,141,521)

The following table summarizes the valuation techniques and significant unobservable inputs used for the Fund's investments that are categorized in Level 3 of the fair value hierarchy as of September 30, 2022:

Asset Class	Fair Value	Valuation Technique(s)	Unobservable Input(s)	Input Value(s)
Collateralized Loan Obligations Equity	$160,076,053	Third-party vendor pricing service*	Broker Quotes	N/A
	$77,136,284	Recent transaction	Acquisition Cost	N/A
Collateralized Loan Obligations Debt	$29,554,710	Third-party vendor pricing service*	Broker Quotes	N/A
	$9,449,500	Recent transaction	Acquisition Cost	N/A

* The Fund generally uses prices provided by an independent pricing service on the valuation date as the primary basis for the fair value determinations for CLO debt and equity investments. These prices are non-binding, and may not be determinative of fair value. Each price is evaluated by the Board of Trustees in conjunction with additional information compiled by the Adviser, including performance and covenant compliance.

4. COMMITMENTS

In the normal course of business, the Fund enters into contracts that may contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

The following table represents the Fund’s unfunded commitments on CLO’s held by the Fund as of September 30, 2022:

	Redemption Frequency/ Expiration Date	As of September 30, 2022
Meadowvest CLO Warehouse	12/31/23	$823,529
Regatta Echo CLO Warehouse	5/12/2024	3,750,000
Symphony CLO XXX, Ltd.	7/19/2024	1,203,268
		$5,776,797